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                                                                    Exhibit 99.1

                       TRANSACT TECHNOLOGIES INCORPORATED
                           2005 EQUITY INCENTIVE PLAN

1.    DEFINED TERMS

      Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.    PURPOSE

      The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3.    ADMINISTRATION

      The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.    LIMITS ON AWARDS UNDER THE PLAN

      (A) NUMBER OF SHARES. A maximum of 600,000 shares of Stock may be delivered in satisfaction of Awards under the Plan, including without limitation upon the exercise of ISOs. The number of shares of Stock delivered in satisfaction of Awards shall, for purposes of the preceding sentence, be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award. The limit set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code and regulations thereunder. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition shall not reduce the number of shares available for Awards under the Plan.

      (B) TYPE OF SHARES. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

      (C) SECTION 162(M) LIMITS. The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar

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year will each be 500,000. The maximum number of shares subject to other Awards granted to any person in any calendar year will be 500,000 shares. The maximum amount payable to any person in any year under Cash Awards will be $750,000. The foregoing provisions will be construed in a manner consistent with Section 162(m).

5.    ELIGIBILITY AND PARTICIPATION

      The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6.    RULES APPLICABLE TO AWARDS

      (A)   ALL AWARDS

            (1) AWARD PROVISIONS. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein as determined by the Administrator.

            (2) TERM OF PLAN. No Awards may be made after March 24, 2015, but previously granted Awards may continue beyond that date in accordance with their terms.

            (3) TRANSFERABILITY. Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime ISOs and, except as the Administrator otherwise expressly provides with respect to other non-transferable Awards requiring exercise may be exercised only by the Participant.

            (4) VESTING, ETC. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply: immediately upon the cessation of the Participant's Employment, each Award requiring exercise that is then held by the Participant or by the Participant's permitted transferees, if any, will cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant's permitted transferees, if any, to the extent not already vested will be forfeited, except that:

            (A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the

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      latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

            (B) all Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the Participant's death or voluntary resignation from active employment at or after age 55, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant's death or voluntary resignation from active employment at or after age 55 or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this
      Section 6(a)(4), and will thereupon terminate; and

            (C) all Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

            (5) TAXES. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

            (6) DIVIDEND EQUIVALENTS, ETC. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

            (7) RIGHTS LIMITED. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

            (8) SECTION 162(M). This Section 6(a)(8) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(8) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and such determination will be final and conclusive. No Performance Award to

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which this Section 6(a)(8) applies may be granted after the first meeting of the stockholders of the Company held in 2010 until the listed performance measures set forth in the definition of "Performance Criteria" (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section
162(m) of the Code, unless such grant is made contingent upon such approval.

      (B)   AWARDS REQUIRING EXERCISE

            (1) TIME AND MANNER OF EXERCISE. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

            (2) EXERCISE PRICE. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. No such Award, once granted, may be repriced other than in accordance with the applicable stockholder approval requirements of Nasdaq.

            (3) PAYMENT OF EXERCISE PRICE. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Administrator, (iii) through a broker-assisted exercise program acceptable to the Administrator, (iv) by other means acceptable to the Administrator, or (v) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (a)(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

      (C)   AWARDS NOT REQUIRING EXERCISE

      Restricted Stock and Unrestricted Stock, whether delivered outright or under Awards of Stock Units or other Awards that do not require exercise, may be made in exchange for such lawful consideration, including services, as the Administrator determines.

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7.    EFFECT OF CERTAIN TRANSACTIONS

      (A)   MERGERS, ETC.

            (1) CHANGE IN CONTROL. In the event of a Change in Control,

            (A) each Award requiring exercise shall become fully exercisable, the restrictions on each outstanding share of Stock shall lapse, and the delivery of shares of Stock deliverable under each outstanding Stock Unit (including Restricted Stock Units and Performance Awards consisting of Stock Units) shall be accelerated and such shares shall be delivered, in each case prior to the Change in Control on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the vesting or delivery of the shares, as the case may be, to participate as a stockholder in the Change in Control; and

            (B) if the Change in Control is also a Covered Transaction, each Award requiring exercise or providing for the future delivery of Stock, to the extent not previously exercised, surrendered, paid or otherwise terminated, shall terminate upon consummation of the Covered Transaction unless the acquiring entity or an affiliate thereof assumes the Award or provides a new award in substitution therefor.

            (2) COVERED TRANSACTION NOT CONSTITUTING A CHANGE IN CONTROL. In the event of a Covered Transaction that does not constitute a Change in Control,

            (A) unless assumed (or unless another award is substituted) in the Covered Transaction, each Award requiring exercise shall become fully exercisable, and the delivery of shares of Stock deliverable under each outstanding Stock Unit (including Restricted Stock Units and Performance Awards consisting of Stock Units) shall be accelerated and such shares shall be delivered, in each case prior to the Covered Transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award, to participate as a stockholder in the Covered Transaction; provided, that the Administrator may require that any stock or other property delivered upon the exercise, surrender or satisfaction of an Award accelerated under this Section 7(2)(B) be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to reflect any performance or other vesting provisions to which the Award was subject or otherwise to carry out the intent of the Plan;

            (B) each Award (other than outstanding shares of Restricted Stock, which shall be treated in the same manner as other shares of Stock, subject to Section 7(2)(C) below), to the extent not previously exercised, surrendered, paid or otherwise terminated, shall terminate immediately upon consummation of the Covered Transaction; and

            (C) in the case of Restricted Stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to reflect any performance or other

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      vesting provisions to which the Award was subject or otherwise to carry out the intent of the Plan.

      (B)   CHANGE IN AND DISTRIBUTIONS WITH RESPECT TO STOCK

            (1) BASIC ADJUSTMENT PROVISIONS. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

            (2) CERTAIN OTHER ADJUSTMENTS. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable.

            (3) CONTINUING APPLICATION OF PLAN TERMS. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.    LEGAL CONDITIONS ON DELIVERY OF STOCK

      The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.    AMENDMENT AND TERMINATION

      The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in

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the Plan the Administrator may not, without the Participant's consent, alter the terms of an Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10.   OTHER COMPENSATION ARRANGEMENTS

      The existence of the Plan or the grant of any Award will not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11.   WAIVER OF JURY TRIAL

      By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.




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                                    EXHIBIT A

                               DEFINITION OF TERMS

      The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

      "ADMINISTRATOR": The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by
Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons (other than officers of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Compensation Committee (or a properly delegated member or members of such Committee) shall have authorized the issuance of a specified number of shares of Stock under such Awards and shall have specified the consideration, if any, to be paid therefor; and (iv) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term "Administrator" shall include the person or persons so delegated to the extent of such delegation.

      "AFFILIATE": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

      "AWARD": Any or a combination of the following:

            (i) Stock Options.

            (ii) SARs.

            (iii) Restricted Stock.

            (iv) Unrestricted Stock.

            (v) Stock Units, including Restricted Stock Units.

            (vi) Performance Awards.

            (vii) Cash Awards.

            (viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.


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      "BOARD": The Board of Directors of the Company.

      "CASH AWARD": An Award denominated in cash.

      "CHANGE IN CONTROL": Any of (i) a reorganization, merger, consolidation or similar transaction in which the surviving corporation is not, and is not a subsidiary of, a publicly owned corporation in which the stockholders of the Company immediately prior to the transaction continue to own beneficially securities representing more than 50% of the voting power of all outstanding voting securities of the Company, (ii) a sale, exchange or other disposition of all or substantially all the Company's assets, or (iii) any acquisition of voting securities of the Company by any person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (a) the Company or any of its subsidiaries, (b) any person who was an officer or director of the Company on the day prior to the Effective Date, or (c) any savings, pension or other benefits plan for the benefit of employees of the Company or any of its subsidiaries, which theretofore did not beneficially own voting securities representing more than 50% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such entity, person or group owning beneficially securities representing more than 50% of the voting power of all outstanding voting securities of the Company. As used herein, "voting power" means ordinary voting power for the election of directors of the Company.

      "CODE": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

      "COMPENSATION COMMITTEE": The Compensation and Corporate Governance Committee of the Board.

      "COMPANY": TransAct Technologies Incorporated.

      "COVERED TRANSACTION": Any of (i) a reorganization, merger, consolidation or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

      "EMPLOYEE": Any person who is employed by the Company or an Affiliate.

      "EMPLOYMENT": A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases

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to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

      "ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive option unless, as of the date of grant, it is expressly designated as an ISO.

      "PARTICIPANT": A person who is granted an Award under the Plan.

      "PERFORMANCE AWARD": An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

      "PERFORMANCE CRITERIA": Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

      "PLAN": The TransAct Technologies Incorporated 2005 Equity Incentive Plan as from time to time amended and in effect.


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      "RESTRICTED STOCK": An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

      "RESTRICTED STOCK UNIT": A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

      "SECTION 162(M)": Section 162(m) of the Code.

      "SAR": A right entitling the holder upon exercise to receive an amount (payable in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the fair market value of such shares at the date of grant.

      "STOCK": Common Stock of the Company, par value $0.01 per share.

      "STOCK UNIT": An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

      "STOCK OPTIONS": Options entitling the recipient to acquire shares of Stock upon payment of the exercise price.

      "UNRESTRICTED STOCK": An Award of Stock not subject to any restrictions under the terms of the Award.



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